Exhibit 99.2

MEDAREX, INC.

2004 RESTRICTED STOCK UNIT AWARD AND DEFERRED

COMPENSATION PROGRAM UNDER THE MEDAREX, INC.

2001 STOCK OPTION PLAN

1.                                       Introduction

This 2004 Restricted Stock Unit Award and Deferred Compensation Program under the Medarex, Inc. 2001 Stock Option Plan (the “Program”) is intended to promote the interests of the Company and its shareholders by paying a portion of the Bonus of a Participant in the form of units of measurement relating to the value of the Company’s common stock.  The Program provides for a matching payment to the Participant upon completion of a vesting period.  The purpose of the Program is to provide a select group of management and highly compensated employees of the Company with the option to defer the receipt of portions of their compensation payable for services rendered to the Company.  It is intended that the Program will assist in retaining qualified individuals to serve as officers of the Company.

2.                                       Definitions

a.                                       “Base Award” means the portion a Participant’s Restricted Stock Unit Award consisting of the Voluntary Deferral as described in Section 4(a) hereof.

b.                                      “Board” means the Board of Directors of the Company.

c.                                       “Bonus” means a Participant’s bonus granted by the Company to a Participant for the year ended December 31, 2003 without regard to any decreases as a result of (i) an election to defer a portion of a bonus under the Program or (ii) an election between benefits or cash provided under a program of the Company maintained pursuant to Section 401(k) of the Code.

d.                                      “Code” means the Internal Revenue Code of 1986, as amended.

e.                                       “Committee” means the Compensation and Organization Committee of the Board.

f.                                         “Common Stock” means the common stock, par value $.01 per share, of the Company.

g.                                      “Company” means Medarex, Inc., a New Jersey corporation.

h.                                      “Fair Market Value” as of a given date means the average of the high and low sales prices of a share of Common Stock on the trading day immediately preceding the date as of which Fair Market Value is to be determined, or in the absence of any reported sales of Common Stock on such date, on the first preceding date on which any such sale shall have been reported.  If the Common Stock is not listed on an established securities market (within the meaning of section 409A of the Code and Treasury Regulations promulgated thereunder) on the date as of which Fair Market Value is to be determined, the Board shall determine in good faith the Fair Market Value in whatever manner it considers appropriate in accordance with the requirements of section 409A of the Code and Treasury Regulations promulgated thereunder.

i.                                          “Grant Date” means March 2, 2004.

j.                                          “Matching Contribution” means an additional contribution by the Company to a Participant’s Restricted Stock Unit Award, which shall equal the Participant’s Base Award.

k.                                       “Participant” means any employee of the Company designated by the Committee to be a participant in the Program.

l.                                          “Permanent Disability” means the Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than 3 months under an accident and health plan covering employees of the participant’s employer.

m.                                    “Restricted Stock Unit” means a non-voting unit of measurement based on the Fair Market Value of a share of Common Stock, which entitles a Participant to receive payment in accordance with the terms of the Program.

n.                                      “Restricted Stock Unit Account” means a book account maintained by the Company reflecting the Restricted Stock Units allocated to a Participant pursuant to Section 4(b) hereof.

o.                                      “Restricted Stock Unit Award” means an award under Section 4(b) hereof of Restricted Stock Units.

p.                                      “Separation from Service” means a termination of employment with the Company (including any person considered to be a single employer with the Company under sections 414(b) or (c) of the Code) for any reason; provided, however, that employment shall not be considered as terminated by reason of a military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, so long as the individual’s right to reemployment with the Company is provided by statute or contract.  If the period of leave exceeds six months and the individual’s right to reemployment is not provided by either statute or contract, the employment relationship shall be considered to terminate on the first date immediately following such six-month period.  Whether a termination of employment has occurred shall be determined under all the facts and circumstances and in accordance with section 409A of the Code and Treasury Regulations promulgated thereunder. “Separation from Service” means a termination of employment with the Company (including any person considered to be a single employer with the Company under sections 414(b) or (c) of the Code) for any reason; provided, however, that employment shall not be considered as terminated by reason of a military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, so long as the individual’s right to reemployment with the Company is provided by statute or contract.  If the period of leave exceeds six months and the individual’s right to reemployment is not provided by either statute or contract, the employment relationship shall be considered to terminate on the first date immediately following such six-month period.  Whether a termination of employment has occurred shall be determined under all the facts and circumstances and in accordance with section 409A of the Code and Treasury Regulations promulgated thereunder.

q.                                      “Specified Employee” means a key employee of the Company within the meaning of section 416(i) of the Code (without regard to paragraph (5) thereof) if the stock of the Company is publicly traded on an established securities market or otherwise (within the meaning of section 409A of the Code and the Treasury Regulations promulgated thereunder).  The determination of Specified Employees shall be made in accordance with the Treasury Regulations promulgated under section 409A of the Code.

r.                                         “Voluntary Deferral” means the deferral of up to 50% of a Participant’s Bonus otherwise payable to the Participant in cash, based on the election of the Participant pursuant to Section 4(a) hereof.

3.                                       Administration

The Program shall be administered by the Committee.  The Committee shall have full authority to administer the Program, including the discretionary authority to interpret and construe all provisions of the Program, to resolve all questions of fact arising under the Program, and to adopt such rules and regulations for administering the Program, as it may deem necessary or appropriate.  Decisions of the Committee shall be final and binding on all parties. The Committee may delegate administrative responsibilities under the Program to appropriate officers or employees of the Company.  All expenses of the Program shall be borne by the Company.

4.                                       Crediting of Restricted Stock Units

a.                                       Voluntary Deferrals

A Participant may elect to defer up to fifty (50%) percent of the Participant’s Bonus as a Base Award pursuant to Section 4(b) hereof.  Such Voluntary Deferral shall be made on the basis of a Participant’s written election stating the percentage of the Participant’s Bonus that shall be deferred as a Base Award.  Such election shall be made in the form required by the Committee and shall be delivered to the Company no later than March 2, 2004.  Such election shall be irrevocable.

b.                                      Restricted Stock Unit Awards

A Participant shall receive a Restricted Stock Unit Award in respect of the Participant’s Base Award and the Company’s Matching Contribution.  The Base Award shall be determined by dividing (i) the aggregate dollar amount of the percentage of the Participant’s Bonus that is designated by the Participant under Section 4(a) hereof to be converted into a Restricted Stock Unit Award, by (ii) the Fair Market Value of the Common Stock on the date the Bonus is paid.  The Restricted Stock Unit Award shall consist of the Base Award plus the Company’s Matching Contribution.  Such Restricted Stock Unit Award shall be credited to the Participant’s Restricted Stock Unit Account.

c.                                       Dividend Equivalents

As of any date that cash dividends are paid with respect to the Common Stock from time to time, each Restricted Stock Unit Award shall be credited with an additional number of Restricted Stock Units (or fractions thereof) determined by dividing (i) the aggregate dollar amount of the dividends that would have been paid on that Restricted Stock Unit Award for such dividend had the underlying Restricted Stock Units been actual Common Stock by (ii) the Fair Market Value of the Common Stock on the dividend payment date.

d.                                      Certain Adjustments

If there shall occur any recapitalization, reclassification, share dividend, share split, reverse share split, or other distribution with respect to the Common Stock, or other change in corporate structure affecting the Common Stock, the Committee may, in the manner and to the extent that it deems appropriate and equitable to the Participants and consistent with the terms of this Program, cause an adjustment to be made in the Participants’ Restricted Stock Unit Accounts.  It is intended that in making such adjustments, the Committee will seek to put each Participant in the same economic position the Participant was in prior to the change (but without duplication of any benefits that may be provided under Section 4(c) hereof).  Except as is expressly provided in this Section, Participants shall have no rights as a result of any such change in the Common Stock or other event.

5.                                       Vesting of Restricted Stock Unit Awards

For any given Restricted Stock Unit Award, the Base Award shall be fully vested at all times.  The Matching Contribution shall be 25% vested as of the Grant Date.  So long as the Participant remains employed by the Company, and subject to Section 7 hereof, an additional 25% of the Matching Contribution shall vest on each anniversary of the Grant Date until the Matching Contribution is fully vested.

6.                                       Distribution of Benefits

a.                                       Subject to Section 7 hereof, a Participant shall be entitled to a distribution under the Program equal to the Fair Market Value of the Restricted Stock Units with respect to each Restricted Stock Unit Award upon the third anniversary of the Grant Date for such Restricted Stock Unit Award (the “Final Vesting Date”).  Such payment shall be made no later than fifteen days after the Final Vesting Date

b.                                      Notwithstanding the foregoing and subject to Section 7 hereof, a Participant may elect to defer the date for any payment under the Program by making a subsequent deferral election with respect to such payment.  The new date as of which such payment is to be made shall be the “Deferred Payment Date.”  Any such subsequent deferral election shall not be effective unless it is made more than twelve (12) months prior to the Final Vesting Date (or, with respect to a subsequent deferral election made after an initial deferral election, the Deferred Payment Date).  The Deferred Payment Date for any subsequent deferral election must be a date that is at least five years from the date the payment otherwise would have been made.  The subsequent deferral election shall be made in writing and in the form required by the Committee.  A Participant who makes a subsequent deferral election shall be entitled to a distribution under the Program equal to the Fair Market Value of the Restricted Stock Units with respect to which such subsequent deferral election applies on the Deferred Payment Date.  Such payment shall be made no later than fifteen days after the Deferred Payment Date.

c.                                       Anything herein to the contrary notwithstanding, in the event of a Participant’s death, Separation from Service, or Permanent Disability prior to the Final Vesting Date or Deferred Payment Date, all vested benefits shall be distributed as of the date of such termination.

d.                                      All payments of the benefits under this Program shall be made within fifteen (15) days of the date the Participant shall be entitled to receive a benefit hereunder.  Such payment may be in the form of Common Stock or cash in the discretion of the Committee.  Notwithstanding the foregoing, any payment under Section 6(c) to a Specified Employee due to such employee’s Separation from Service shall not be made until six months after the due date of the Separation from Service (or, if earlier, the Participant’s date of death).

7.                                       Termination of Employment

a.                                       In the event a Participant’s employment with the Company is terminated for Cause, or by reason of such Participant’s voluntary resignation (other than for Good Reason), all unvested benefits hereunder shall be fully and immediately forfeited.  For the avoidance of doubt, termination by reason of the Permanent Disability or death of the Participant shall not be deemed to be “for Cause, or by reason of such Participant’s voluntary resignation”.

b.                                      In the event a Participant’s employment with the Company is terminated for any reason other than as described in the first sentence of Section 7(a) above, all of the Participant’s Restricted Stock Unit Awards (including the full Matching Contribution) shall become fully and immediately vested.

c.                                       As used herein, the term “Cause” shall be limited to actions on the part of the Participant which constitute gross negligence or willful misconduct in the performance or non-performance of the Participant’s duties with the Company or a material breach by the Participant of the terms of any employment arrangement entered into between the Participant and the Company, so long as such material breach is not caused by the Company.

d.                                      As used herein, the term “Good Reason” shall mean the following actions by the Company without the Participant’s express written consent:

i.                  The assignment to the Participant of any duties or responsibilities that results in a material diminution in the Participant’s position or function; provided, however, that a change in the Participant’s title or reporting relationships shall not provide the basis for a termination with good reason;

ii.               A relocation of the Participant’s business office to a location more than fifty (50) miles from the location at which the Participant performs duties as of the Grant Date, except for required travel by the Participant on the Company’s business to an extent substantially consistent with the Particpant’s business travel obligations as of the Grant Date; or

iii.            A material breach by the Company of any provision of any employment arrangement or any other material agreement between the Participant and the Company concerning the terms and conditions of the Participant’s employment.

8.                                       Change in Control

a.                                       Anything herein to the contrary notwithstanding, in the event of a Takeover of the Company as defined under the Company’s 2005 Equity Incentive Plan, all of a Participant’s Restricted Stock Unit Awards (including the full Matching Contribution) shall become fully and immediately vested.

b.                                      If the Takeover as described in Section 8(a) above also constitutes a change in control within the meaning of section 409A of the Code, all benefits payable under this Program shall be distributed within fifteen (15) days of the date of such Takeover.  Otherwise, such benefits shall be distributed in accordance with Section 6 hereof.

9.                                       Beneficiaries

Any payment required to be made to a Participant hereunder that cannot be made to the Participant because of his death shall be made to the Participant’s beneficiary or beneficiaries, subject to applicable law.  Each Participant shall have the right to designate in writing from time to time a beneficiary or beneficiaries by filing a written notice of such designation with the Committee.  In the event a beneficiary designated by the Participant does not survive the Participant and no successor beneficiary is selected, or in the event no valid designation has been made, such Participant’s beneficiary shall be such Participant’s estate.

10.                                 Unfunded Status

The Program shall be unfunded, and all benefits payable to Participants under the Program represent merely unfunded, unsecured promises of the Company to provide a benefit to the Participant in the future.

11.                                 Transfers Prohibited

No transfer (other than pursuant to Section 9 hereof) by a Participant of any right to any payment hereunder, whether voluntary or involuntary, by operation of law or otherwise, and whether by means of alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge, or encumbrance of any kind, shall vest the transferee with any interest or right, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge, or otherwise encumber any such amount, whether presently or thereafter payable, shall be void and of no force or effect.

12.                                 Limitation of Rights

Nothing contained in the Program shall confer upon any Participant any right (i) as a shareholder of the Company or (ii) with respect to the continuation of the Participant’s status as an employee of the Company.

13.                                 Termination and Amendment

The Program may be terminated at any time by the Committee and the Program may be amended by the Committee from time to time in any respect; provided, however, that no such termination or amendment may reduce the value of Restricted Stock Units theretofore credited or creditable to a Participant’s Restricted Stock Unit Account without the affected Participant’s prior written consent.

14.                                 Withholding Taxes

Where a Participant or other person is entitled to receive a payment pursuant to the Program, the Company shall withhold, or make suitable arrangements with the Participant for the payment of, the amount of any taxes that the Company may be required to withhold before delivery to such Participant or other person of such payment.

15.                                 Choice of Law

The Program and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of New Jersey, without reference to the principles of conflicts of laws, and to applicable federal securities laws.